UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 7, 2006
APPLIED INNOVATION INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21352	31-1177192

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation or
organization)
5800 Innovation Drive
Dublin, Ohio 43016
(614) 798-2000
(Address, including zip code, and telephone number
including area code of registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On July 10, 2006, John F. Petro entered into a resignation letter agreement (the “Petro Letter Agreement”) with Applied Innovation Inc. (the “Company”) under which Dr. Petro resigned as the Company’s Chief Technology Officer. The Petro Letter Agreement between Dr. Petro and the Company amends the employment agreement between Dr. Petro and the Company, dated May 20, 2002 (the “Petro Employment Agreement”), to state that the resignation will be treated as a termination by the Company without cause, and, as a result, Dr. Petro will be entitled to a severance benefit of six months of his current base salary, which was $180,000 on an annual basis, payable bi-weekly over a six-month period. The Petro Letter Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
     In addition, the Company and Dr. Petro have entered into a separation agreement and release of all claims (the “Petro Separation Arrangement”) on July 11, 2006. Under the terms of the Petro Separation Arrangement, Dr. Petro will be paid an additional $10,000 of severance, payable bi-weekly over a six-month period and will be reimbursed for COBRA expenses incurred for six months from July 10, 2006. In exchange, Dr. Petro released the Company and its affiliates, directors, officers, agents, employees, successors and assigns from any and all claims. The Petro Separation Agreement is attached as Exhibit 10.2 and is incorporated herein by reference.
     Effective July 7, 2006, Angela. R. Pinette entered into a resignation letter agreement (the “Pinette Letter Agreement”) with the Company under which Ms. Pinette resigned as the Company’s Vice President of Sales and Marketing. The Pinette Letter Agreement between Ms. Pinette and the Company amends the employment agreement between Ms. Pinette and the Company, dated October 4, 2004 (the “Pinette Employment Agreement”), to state that the resignation will be treated as a termination by the Company without cause, and, as a result, Ms. Pinette will be entitled to a severance benefit of six months of her current base salary, which was $180,000 on an annual basis, payable bi-weekly over a six-month period. The Pinette Letter Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.
     In addition, the Company and Ms. Pinette have entered into a separation agreement and release of all claims (the “Pinette Separation Arrangement”) on July 11, 2006. Under the terms of the Pinette Separation Arrangement, Ms. Pinette will be paid an additional $10,000 of severance, payable bi-weekly over a six-month period and will be reimbursed for COBRA expenses incurred for six months from July 7, 2006. In exchange, Ms. Pinette released the Company and its affiliates, directors, officers, agents, employees, successors and assigns from any and all claims. The Pinette Separation Agreement is attached as Exhibit 10.4 and is incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
     On July 10, 2006, the Petro Employment Agreement terminated as a result of Dr. Petro’s resignation in the Petro Letter Agreement, which was treated as a termination of Dr. Petro’s employment by the Company without cause. Under the Petro Employment Agreement, Dr. Petro is entitled to a severance benefit of six months of his current base salary, which was $180,000 on an annual basis.
     Effective July 7, 2006, the Pinette Employment Agreement terminated as a result of Ms. Pinette’s resignation in the Pinette Letter Agreement, which was treated as a termination of Ms. Pinette’s employment by the Company without cause. Under the Pinette Employment Agreement, Ms. Pinette is entitled to a severance benefit of six months of her current base salary, which was $180,000 on an annual basis.
Item 2.02 Results of Operations and Financial Condition.
     On July 11, 2006, the Company issued a press release reporting its preliminary financial results for the second quarter ended June 30, 2006. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The information contained in this Item 2.02 of Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.
     The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and other factors described from time to time in the Company’s other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.
Item 7.01 Regulation FD Disclosure.
     The Company announced that Ms. Pinette, the Company’s former Vice President of Sales and Marketing, and Dr. Petro, the Company’s former Chief Technology Officer, had left the Company in a press release entitled, “Applied Innovation Reports Preliminary Second Quarter 2006 Financial Results and Management Changes,” which is furnished as Exhibit 99.1 to this Form 8-K.
     The information contained in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference to such filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement between the Company and John F. Petro.

10.2	Separation Agreement and Release of All Claims between the Company and John F. Petro.

10.3	Letter Agreement between the Company and Angela R. Pinette.

10.4	Separation Agreement and Release of All Claims between the Company and Angela R. Pinette.

10.5	Employment Agreement between the Company and John F. Petro (Reference is made to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on August 14, 2002, and incorporated herein by reference).

10.6	Employment Agreement between the Company and Angela R. Pinette (Reference is made to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 4, 2004, and incorporated herein by reference).

Exhibit No.	Description

99.1	Press Release of the Company, dated July 11, 2006, entitled “Applied Innovation Reports Preliminary Second Quarter 2006 Financial Results and Management Changes.”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Innovation Inc.
Date: July 13, 2006	By:	/s/ William H. Largent
William H. Largent, President and Chief
Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement between the Company and John F. Petro.

10.2	Separation Agreement and Release of All Claims between the Company and John F. Petro.

10.3	Letter Agreement between the Company and Angela R. Pinette.

10.4	Separation Agreement and Release of All Claims between the Company and Angela R. Pinette.

10.5	Employment Agreement between the Company and John F. Petro (Reference is made to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on August 14, 2002, and incorporated herein by reference).

10.6	Employment Agreement between the Company and Angela R. Pinette (Reference is made to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 4, 2004, and incorporated herein by reference).

99.1	Press Release of the Company, dated July 11, 2006, entitled “Applied Innovation Reports Preliminary Second Quarter 2006 Financial Results and Management Changes.”